Commitments, Guarantees And Contingencies	12 Months Ended
Dec. 31, 2010
Commitments, Guarantees And Contingencies [Abstract]
Commitments, Guarantees And Contingencies
16.	COMMITMENTS, GUARANTEES AND CONTINGENCIES

Leases

We lease facilities, computer hardware, and other furniture and equipment under long-term operating leases that are noncancelable and expire on various dates through 2025. We sublease facilities or partial facilities to third party tenants for space not used in our operations. Rent with scheduled escalation terms are accounted for on a straight-line basis over the lease term. Rent expense and sublease rental income, which are recorded net as an administrative expense, for all operating leases were as follows for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
	(in thousands)
Rent expense	$155,206	$160,927	$142,885
Sublease rental income	(9,639)	(9,049)	(9,283)

Net rent expense	$145,567	$151,878	$133,602

Future annual minimum payments due subsequent to December 31, 2010 under all of our noncancelable operating leases with initial terms in excess of one year are as follows:

	Minimum Lease Payments	Sublease Rental Receipts	Net Lease Commitments
	(in thousands)
For the years ending December 31:
2011	$190,525	$(963)	$189,562
2012	162,434	(433)	162,001
2013	133,434	(143)	133,291
2014	108,159	(110)	108,049
2015	82,005	(20)	81,985
Thereafter	133,677	0	133,677

Total	$810,234	$(1,669)	$808,565

The table above includes noncancelable operating leases acquired in connection with the acquisition of Concentra on December 21, 2010 as described further in Note 3, including leases for medical and operating facilities, certain corporate office space as well as office and medical equipment.

Purchase Obligations

We have agreements to purchase services, primarily information technology related services, or to make improvements to real estate, in each case that are enforceable and legally binding on us and that specify all significant terms, including: fixed or minimum levels of service to be purchased; fixed, minimum or variable price provisions; and the appropriate timing of the transaction. We have purchase obligation commitments of $81.4 million in 2011, $44.6 million in 2012, $18.4 million in 2013, $3.7 million in 2014, and no material commitments thereafter. Purchase obligations exclude agreements that are cancelable without penalty.

Off-Balance Sheet Arrangements

As part of our ongoing business, we do not participate or knowingly seek to participate in transactions that generate relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities (SPEs), which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. As of December 31, 2010, we are not involved in any SPE transactions.

Guarantees and Indemnifications

Through indemnity agreements approved by the state regulatory authorities, certain of our regulated subsidiaries generally are guaranteed by Humana Inc., our parent company, in the event of insolvency for (1) member coverage for which premium payment has been made prior to insolvency; (2) benefits for members then hospitalized until discharged; and (3) payment to providers for services rendered prior to insolvency. Our parent also has guaranteed the obligations of our military services subsidiaries.

In the ordinary course of business, we enter into contractual arrangements under which we may agree to indemnify a third party to such arrangement from any losses incurred relating to the services they perform on behalf of us, or for losses arising from certain events as defined within the particular contract, which may include, for example, litigation or claims relating to past performance. Such indemnification obligations may not be subject to maximum loss clauses. Historically, payments made related to these indemnifications have been immaterial.

Government Contracts

Our Medicare business, which accounted for approximately 65% of our consolidated premiums and services revenue for the year ended December 31, 2010, primarily consisted of products covered under the Medicare Advantage and Medicare Part D Prescription Drug Plan contracts with the federal government. These contracts are renewed generally for a one-year term each December 31 unless CMS notifies us of its decision not to renew by August 1 of the calendar year in which the contract would end, or we notify CMS of our decision not to renew by the first Monday in June of the calendar year in which the contract would end. All material contracts between Humana and CMS relating to our Medicare business have been renewed for 2011.

CMS uses a risk-adjustment model which apportions premiums paid to Medicare Advantage plans according to health severity. The risk-adjustment model pays more for enrollees with predictably higher costs. Under this model, rates paid to Medicare Advantage plans are based on actuarially determined bids, which include a process whereby our prospective payments are based on a comparison of our beneficiaries' risk scores, derived from medical diagnoses, to those enrolled in the government's original Medicare program. Under the risk-adjustment methodology, all Medicare Advantage plans must collect and submit the necessary diagnosis code information from hospital inpatient, hospital outpatient, and physician providers to CMS within prescribed deadlines. The CMS risk-adjustment model uses this diagnosis data to calculate the risk adjusted premium payment to Medicare Advantage plans. We generally rely on providers to code their claim submissions with appropriate diagnoses, which we send to CMS as the basis for our payment received from CMS under the actuarial risk-adjustment model. We also rely on providers to appropriately document all medical data, including the diagnosis data submitted with claims.

CMS is continuing to perform audits of various companies' selected Medicare Advantage contracts related to this risk adjustment diagnosis data. These audits are referred to herein as Risk-Adjustment Data Validation Audits, or RADV audits. RADV audits review medical record documentation in an attempt to validate provider coding practices and the presence of risk adjustment conditions which influence the calculation of premium payments to Medicare Advantage plans. To date, six Humana contracts have been selected by CMS for RADV audits for the 2007 contract year, consisting of one "pilot" audit and five "targeted" audits for Humana plans.

On December 21, 2010, CMS posted a description of the agency's proposed RADV sampling and payment adjustment calculation methodology to its website, and invited public comment, noting that CMS may revise its sampling and payment error calculation methodology based upon the comments received. We believe the audit and payment adjustment methodology proposed by CMS is fundamentally flawed and actuarially unsound. In essence, in making the comparison referred to above, CMS relies on two interdependent sets of data to set payment rates for Medicare Advantage (MA) plans: (1) fee for service (FFS) data from the government's original Medicare program; and (2) MA data. The proposed methodology would review medical records for only one set of data (MA data), while not performing the same exercise on the other set (FFS data). However, because these two sets of data are inextricably linked, we believe CMS must audit and validate both of them before extrapolating any potential RADV audit results, in order to ensure that any resulting payment adjustment is accurate. We believe that the Social Security Act, under which the payment model was established, requires the consistent use of these data sets in determining risk-adjusted payments to MA plans. Furthermore, our payment received from CMS, as well as benefits offered and premiums charged to members, is based on bids that did not, by CMS design, include any assumption of retroactive audit payment adjustments. We believe that applying a retroactive audit adjustment after CMS acceptance of bids would improperly alter this process of establishing member benefits and premiums.

CMS has received public comments, including our comments and comments from other industry participants and the American Academy of Actuaries, which expressed concerns about the failure to appropriately compare the two sets of data. On February 3, 2011, CMS issued a statement that it was closely evaluating the comments it has received on this matter and anticipates making changes to the proposed methodology based on input it has received, although we are unable to predict the extent of changes that they may make.

We believe that the proposed methodology is actuarially unsound and in violation of the Social Security Act. We intend to defend that position vigorously. However, if CMS moves forward with implementation of the proposed methodology without changes to adequately address the data inconsistency issues described above, it would have a material adverse effect on our revenues derived from the Medicare Advantage program and, therefore, our results of operations, financial position, and cash flows.

Our Medicaid business, which accounted for approximately 2% of our consolidated premiums and services revenue for the year ended December 31, 2010, consists of contracts in Puerto Rico and Florida, with the vast majority in Puerto Rico. Effective October 1, 2010, the Puerto Rico Health Insurance Administration, or PRHIA, awarded us three contracts for the East, Southeast, and Southwest regions for a one year term with two options to extend the contracts for an additional term of up to one year, exercisable at the sole discretion of the PRHIA.

The loss of any of the contracts above or significant changes in these programs as a result of legislative action, including reductions in premium payments to us, or increases in member benefits without corresponding increases in premium payments to us may have a material adverse effect on our results of operations, financial position, and cash flows.

Our military services business, which accounted for approximately 11% of our consolidated premiums and services revenue for the year ended December 31, 2010, primarily consists of the TRICARE South Region contract. The original 5-year South Region contract expired on March 31, 2009 and was extended through March 31, 2011. On October 5, 2010, we were notified that the Department of Defense TRICARE Management Activity, or TMA, intended to negotiate with us for an extension of our administration of the TRICARE South Region contract, and on January 6, 2011, an Amendment of Solicitation/Modification of Contract to the TRICARE South Region contract, in the form of an undefinitized contract action, became effective. The Amendment adds one additional one-year option period, Option Period IX (which runs from April 1, 2011 through March 31, 2012). The Amendment does not include the costs of the underwritten target health care cost and underwritten health care target fee, which will be negotiated separately. On January 21, 2011, the TMA notified us of their intent to exercise Option Period IX.

As required under the current contract, the target underwritten health care cost and underwriting fee amounts for Option Period IX will be negotiated separately. Any variance from the target health care cost is shared with the federal government. Accordingly, events and circumstances not contemplated in the negotiated target health care cost amount may have a material adverse effect on us. These changes may include an increase or reduction in the number of persons enrolled or eligible to enroll due to the federal government's decision to increase or decrease U.S. military deployments. In the event government reimbursements were to decline from projected amounts, any failure to reduce the health care costs associated with these programs may have a material adverse effect on our results of operations, financial position, and cash flows.

In July 2009, we were notified by the Department of Defense that we were not awarded the third generation TRICARE program contract for the South Region which had been subject to competing bids. We filed a protest with the Government Accountability Office, or GAO, in connection with the award to another contractor citing discrepancies between the award criteria and procedures prescribed in the request for proposals issued by the DoD and those that appear to have been used by the DoD in making its contractor selection. In October 2009, we learned that the GAO had upheld our protest, determining that the TMA evaluation of our proposal had unreasonably failed to fully recognize and reasonably account for the likely cost savings associated with our record of obtaining network provider discounts from our established network in the South Region. On December 22, 2009, we were advised that TMA notified the GAO of its intent to implement corrective action consistent with the discussion contained within the GAO's decision with respect to our protest. On October 22, 2010, TMA issued its latest amendment to the request for proposal requesting from offerors final proposal revisions to address, among other things, health care cost savings resulting from provider network discounts in the South Region. We submitted our final proposal revisions on November 9, 2010. At this time, we are not able to determine whether or not the protest decision by the GAO will have any effect upon the ultimate disposition of the contract award.

Legal Proceedings and Certain Regulatory Matters

Provider Litigation

Humana Military Healthcare Services, Inc. ("Humana Military") was named as a defendant in Sacred Heart Health System, Inc., et al. v. Humana Military Healthcare Services Inc., Case No. 3:07-cv-00062 MCR/EMT (the "Sacred Heart" Complaint), a class action lawsuit filed on February 5, 2007 in the U.S. District Court for the Northern District of Florida asserting contract and fraud claims against Humana Military. The Sacred Heart Complaint alleged, among other things, that, Humana Military breached its network agreements with a class of hospitals in six states, including the seven named plaintiffs, that contracted for reimbursement of outpatient services provided to beneficiaries of the DoD's TRICARE health benefits program ("TRICARE"). The Complaint alleged that Humana Military breached its network agreements when it failed to reimburse the hospitals based on negotiated discounts for non-surgical outpatient services performed on or after October 1, 1999, and instead reimbursed them based on published CHAMPUS Maximum Allowable Charges (so-called "CMAC rates"). Humana Military denied that it breached the network agreements with the hospitals and asserted a number of defenses to these claims. The Complaint sought, among other things, the following relief for the purported class members: (i) damages as a result of the alleged breach of contract by Humana Military, (ii) taxable costs of the litigation, (iii) attorneys fees, and (iv) any other relief the court deems just and proper. Separate and apart from the class relief, named plaintiff Sacred Heart Health System Inc. requested damages and other relief for its individual claim against Humana Military for fraud in the inducement to contract. On September 25, 2008, the district court certified a class consisting of all institutional healthcare service providers in TRICARE former Regions 3 and 4 which had network agreements with Humana Military to provide outpatient non-surgical services to CHAMPUS/TRICARE beneficiaries as of November 18, 1999, excluding those network providers who contractually agreed with Humana Military to submit any such disputes with Humana Military to arbitration. On March 3, 2010, the Court of Appeals reversed the district court's class certification order and remanded the case to the district court for further proceeding. On June 28, 2010, the plaintiffs sought leave of the district court to amend their complaint to join additional hospital plaintiffs. Humana Military filed its response to the motion on July 28, 2010. The district court granted the plaintiffs' motion to join 33 additional hospitals on September 24, 2010. On October 27, 2010, the plaintiffs filed their Fourth Amended Complaint claiming the U.S. District Court for the Northern District of Florida has subject matter jurisdiction over the case because the allegations in the complaint raise a substantial question under federal law. The amended complaint asserts no other material changes to the allegations or relief sought by the plaintiffs. Humana Military's Answer to the Fourth Amended Complaint was filed on November 30, 2010.

On March 2, 2009, in a case styled Southeast Georgia Regional Medical Center, et al. v. Humana Military Healthcare Services, Inc., the named plaintiffs filed an arbitration demand, seeking relief on the same grounds as the plaintiffs in the Sacred Heart litigation. The arbitration plaintiffs originally sought certification of a class consisting of all institutional healthcare service providers that had contracts with Humana Military to provide outpatient non-surgical services and whose agreements provided for dispute resolution through arbitration. Humana Military submitted its response to the demand for arbitration on May 1, 2009. The plaintiffs have subsequently withdrawn their motion for class certification. On June 18, 2010, plaintiffs submitted their amended arbitration complaint. Humana Military's answer to the complaint was submitted on July 9, 2010. On June 24, 2010, the arbitrators issued a case management order and scheduled a hearing to begin on May 23, 2011. On November 12, 2010, the arbitrators issued a revised case management and scheduling order and scheduled a hearing to begin on September 26, 2011.

Humana intends to defend each of these actions vigorously.

Internal Investigations

With the assistance of outside counsel, we are conducting an ongoing internal investigation related to certain aspects of our Florida subsidiary operations, and have voluntarily self-reported the existence of this investigation to CMS, the U.S. Department of Justice and the Florida Agency for Health Care Administration. Matters under review include, without limitation, the relationships between certain of our Florida-based employees and providers in our Medicaid and/or Medicare networks, practices related to the financial support of non-profit or provider access centers for Medicaid enrollment and related enrollment processes, and financial support of physician practices. We have reported to the regulatory authorities noted above on the progress of our investigation to date, and intend to continue to discuss with these authorities our factual findings as well as any remedial actions we may take.

Other Lawsuits and Regulatory Matters

Our current and past business practices are subject to review or other investigations by various state insurance and health care regulatory authorities and other state and federal regulatory authorities. These authorities regularly scrutinize the business practices of health insurance and benefits companies. These reviews focus on numerous facets of our business, including claims payment practices, provider contracting, competitive practices, commission payments, privacy issues, utilization management practices, and sales practices, among others. Some of these reviews have historically resulted in fines imposed on us and some have required changes to some of our practices. We continue to be subject to these reviews, which could result in additional fines or other sanctions being imposed on us or additional changes in some of our practices. In addition, we have responded and are continuing to respond to requests for information regarding certain provider-payment practices from various states' attorneys general and departments of insurance.

On September 10, 2009, the Office of Inspector General, or OIG, of the United States Department of Health and Human Services issued subpoenas to us and our subsidiary, Humana Pharmacy, Inc., seeking documents related to our Medicare Part D prescription plans and the operation of RightSourceRxSM, our mail order pharmacy in Phoenix, Arizona. The government has informed us that no additional materials will be sought pursuant to the subpoenas.

We also are involved in various other lawsuits that arise, for the most part, in the ordinary course of our business operations, including employment litigation, claims of medical malpractice, bad faith, nonacceptance or termination of providers, anticompetitive practices, improper rate setting, failure to disclose network discounts and various other provider arrangements, general contractual matters, intellectual property matters, and challenges to subrogation practices. We also are subject to claims relating to performance of contractual obligations to providers, members, and others, including failure to properly pay claims, improper policy terminations, challenges to our implementation of the new Medicare prescription drug program and other litigation.

Personal injury claims and claims for extracontractual damages arising from medical benefit denials are covered by insurance from our wholly owned captive insurance subsidiary and excess carriers, except to the extent that claimants seek punitive damages, which may not be covered by insurance in certain states in which insurance coverage for punitive damages is not permitted. In addition, insurance coverage for all or certain forms of liability has become increasingly costly and may become unavailable or prohibitively expensive in the future.

The outcome of any current or future litigation or governmental or internal investigations, including the matters described above, cannot be accurately predicted, nor can we predict any resulting penalties, fines or other sanctions that may be imposed at the discretion of federal or state regulatory authorities. Nevertheless, it is reasonably possible that the outcome of these matters may have a material adverse effect on our results of operations, financial position, and cash flows. Certain of these matters could also affect our reputation.